THE CENTER FOR WOUND HEALING, INC.
2006 STOCK OPTION PLAN

As Amended and Restated July 21, 2008

1. Purpose. The purpose of this Plan is to advance the interests of The Center for Wound Healing, Inc., a Nevada corporation (the “Company”), by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company, including key employees, consultants, independent contractors, Officers and Directors, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, by authorizing the grant of options to purchase Common Stock of the Company, and other equity-based awards, to persons who are eligible to participate hereunder, thereby encouraging stock ownership in the Company by such persons, all upon and subject to the terms and conditions of this Plan.

2. Definitions. As used herein, the following terms shall have the meanings indicated:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Cause” shall mean any of the following:

(i) a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to perform his or her duties as an employee of the Company;

(ii) a determination by the Company that there has been a willful breach by the Optionee of any of the material terms or provisions of any employment agreement between such Optionee and the Company;

(iii) any conduct by the Optionee that either results in his or her conviction of a felony under the laws of the United States of America or any state thereof, or of an equivalent crime under the laws of any other jurisdiction;

(iv) a determination by the Company that the Optionee has committed an act or acts involving fraud, embezzlement, misappropriation, theft, breach of fiduciary duty or material dishonesty against the Company, its properties or personnel;

(v) any act by the Optionee that the Company determines to be in willful or wanton disregard of the Company’s best interests, or which results, or is intended to result, directly or indirectly, in improper gain or personal enrichment of the Optionee at the expense of the Company;

(vi) a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to comply with any rules, regulations, policies or procedures of the Company, or that the Optionee has engaged in any act, behavior or conduct demonstrating a deliberate and material violation or disregard of standards of behavior that the Company has a right to expect of its employees; or

(vii) if the Optionee, while employed by the Company and for two years thereafter, violates a confidentiality and/or noncompete agreement with the Company, or fails to safeguard, divulges, communicates, uses to the detriment of the Company or for the benefit of any person or persons, or misuses in any way, any Confidential Information; provided, however, that, if the Optionee has entered into a written employment agreement with the Company which remains effective and which expressly provides for a termination of such Optionee’s employment for “cause,” the term “Cause” as used herein shall have the meaning as set forth in the Optionee’s employment agreement in lieu of the definition of “Cause” set forth in this Section 2(b).

(c) “Change of Control” shall mean the acquisition by any person or group (as that term is defined in the Exchange Act, and the rules promulgated pursuant to that act) in a single transaction or a series of transactions of forty-five percent (45%) or more in voting power of the outstanding stock of the Company and a change of the composition of the Board so that, within two years after the acquisition took place, a majority of the members of the Board, or the board of directors of any corporation with which the Company may be consolidated or merged, are persons who were not directors or officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of forty-five percent (45%) or more in voting power of the outstanding stock of the Company.

(d) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(e) “Committee” shall mean a committee of the Board comprised of at least two members appointed by the Board. Each Committee member shall be a “non-employee director” within the meaning of the exemption under Rule 16b-3 of the Exchange Act and an “outside director” within the meaning of Section 162(m) of the Code.

(f) “Common Stock” shall mean the Company’s Common Stock, par value $.001 per share.

(g) “Director” shall mean a member of the Board.

(h) “Employee” shall mean any person, including officers, employed by the Company or any parent or Subsidiary of the Company, and any director, consultant or independent contractor of the Company or any parent or Subsidiary of the Company.

(i) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(j) “Fair Market Value” of a Share on any date of reference shall be the Closing Price of a share of Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the “Closing Price” of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on The Nasdaq Stock Market (“Nasdaq”), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by any over-the-counter market or quotation service if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the 10 preceding days. If the information set forth in clauses (i) through (iii) above is unavailable or inapplicable to the Company (e.g., if the Company’s Common Stock is not then publicly traded or quoted), then the “Fair Market Value” of a Share shall be the fair market value (i.e., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a share of the Common Stock on the business day immediately preceding such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

(k) “Incentive Stock Option” shall mean an incentive stock option as defined in Section 422 of the Code.

(l) “Non-Statutory Stock Option” or “Nonqualified Stock Option” shall mean an Option which is not an Incentive Stock Option.

(m) “Officer” shall mean the Company’s chairman, president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase “policy-making function” does not include policy-making functions that are not significant. Unless specified otherwise in a resolution by the Board, an “executive officer” pursuant to Item 401(b) of Regulation S-K (17 C.F.R. § 229.401(b)) shall be only such person designated as an “Officer” pursuant to the foregoing provisions of this paragraph.

(n) “Option” (when capitalized) shall mean any stock option granted under this Plan.

(o) “Optionee” shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

(p) “Plan” shall mean this 2006 Stock Option Plan of the Company.

(q) “Share” or “Shares” shall mean a share or shares, as the case may be, of the Common Stock, as adjusted in accordance with Section 10 of this Plan.

(r) “Subsidiary” shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.  Shares and Options. Subject to adjustment in accordance with Section 10 hereof, the Company may issue up to seven million five hundred thousand (7,500,000) Shares from Shares held in the Company’s treasury or from authorized and unissued Shares through the exercise of Options or stock appreciation rights or the issuance of restricted stock awards issued pursuant to the provisions of this Plan, and no more than such number of Shares may be issued through the exercise of Incentive Stock Options. If any Option or other award granted under this Plan shall terminate, expire, or be canceled, forfeited or surrendered as to any Shares, the Shares relating to such lapsed Option or other award shall be available for issuance pursuant to new Options or other awards subsequently granted under this Plan. Upon the grant of any Option or other award hereunder, the authorized and unissued Shares to which such Option or other award relates shall be reserved for issuance to permit exercise under this Plan. Subject to the provisions of Section 14 hereof, an Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option. All Incentive Stock Options shall be granted within 10 years from the initial adoption of the Plan by the board of directors of Kevcorp Services, Inc. (prior to this amendment and restatement).

4. Limitations. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all stock option or similar plans of the Company and any Subsidiary), exceeds $100,000.

5. Conditions for Grant of Options.

(a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from eligible Employees; provided that Incentive Stock Options only may be granted to employees of the Company, a Subsidiary or parent corporation (within the meaning of Code Section 424(e)) of the Company. No Employee may be granted in any calendar year Options to purchase more than one million five hundred thousand (1,500,000) Shares. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

(b) In granting Options, the Committee shall take into consideration the contribution the person has made, or is expected to make, to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee also shall have the authority to consult with and receive recommendations from Officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under this Plan prescribe such terms and conditions concerning such Options as it deems appropriate; provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein; provided further, however, that to the extent not cancelled pursuant to Section 9(b) hereof, upon a Change of Control, any Options that have not yet vested, may, in the sole discretion of the Committee, vest upon such Change of Control.

(c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither this Plan nor any Option (or other award) granted under this Plan shall confer upon any person any right to employment or continuance of employment (or related salary and benefits) by the Company or its Subsidiaries.

6. Exercise Price. The exercise price per Share of any Option shall be any price determined by the Committee but in no event shall the exercise price per Share of any Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted, and in the case of an Incentive Stock Option granted to a 10% stockholder, the per Share exercise price will not be less than 110% of the Fair Market Value. Re-granted Options, or Options which are canceled and then re-granted covering such canceled Options, will, for purposes of this Section 6, be deemed to have been granted on the date of the re-granting.

7. Exercise of Options.

(a) An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, (iii) the Optionee has agreed to be bound by the terms, provisions and conditions of any applicable stockholders’ agreement, and (iv) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee’s payment to the Company of the amount that is necessary for the Company or the Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Committee in any Option, the exercise price of any Shares purchased pursuant to the exercise of such Option shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid with Shares, the number of such Shares to be paid shall be determined by dividing (a) the portion of the aggregate exercise price of such Option to be paid with Shares by (b) the Fair Market Value of one such Share (rounded down to the nearest whole share, with any remainder to be paid in another permissible form). The value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with this Plan, lend money to an Optionee to exercise all or a portion of the Option granted hereunder. If the exercise price is paid in whole or part with the Optionee’s promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the rate of interest payable by the Company to its principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall require.

(b) No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

(c) Any Option may, in the discretion of the Committee, be exercised pursuant to a “cashless” or “net issue” exercise. In the case of a net issue exercise, in lieu of paying the Option exercise price in the forms specified in subsection (a) above, the Optionee may pay in whole or in part through a reduction in the number of Shares received through the exercise of the Option by the quotient of (a) the portion of the aggregate exercise price of such Option to be paid by such cashless or net issue exercise divided by (b) the Fair Market Value of one such Share (rounded down to the nearest whole share, with any remainder to be paid in another permissible form). The value of the Shares netted out shall be their Fair Market Value on the date the Option is exercised.

8. Exercisability of Options. Any Option shall become exercisable in such amounts, at such intervals, upon such events or occurrences and upon such other terms and conditions as shall be provided in an individual Option agreement evidencing such Option, except as otherwise provided in Section 5(b) or this Section 8.

(a) The expiration date(s) of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years (five years in the case of a grant of an Incentive Stock Option to a 10% Stockholder as described in Section 16 hereof).

(b) Unless otherwise expressly provided in any Option as approved by the Committee, notwithstanding the exercise schedule set forth in any Option, each outstanding Option, may, in the sole discretion of the Committee, become fully exercisable upon the date of the occurrence of any Change of Control, but, unless otherwise expressly provided in any Option, if and only if the Optionee is in the employ (or service, as the case may be) of the Company on such date.

(c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

9. Termination of Option Period.

(a) Unless otherwise expressly provided in any Option, the unexercised portion of any Option shall automatically and without notice immediately terminate and become forfeited, null and void at the time of the earliest to occur of the following:

(i) three months after the date on which the Optionee’s employment is terminated for any reason other than by reason of (A) Cause, (B) the termination of the Optionee’s employment with the Company by such Optionee following less than 60 days’ prior written notice to the Company of such termination (an “Improper Termination”), (C) a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee, or (D) death;

(ii) immediately upon (A) the termination by the Company of the Optionee’s employment for Cause, or (B) an Improper Termination;

(iii) one year after the date on which the Optionee’s employment is terminated by reason of a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee or, if later, three months after the date on which the Optionee shall die if such death shall occur during the one-year period specified herein; or

(iv) the later of (a) one year after the date of termination of the Optionee’s employment by reason of death of the employee, or (b) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

(b) As provided in Section 10(e) hereof, the Committee in its sole discretion may, by giving written notice (“cancellation notice”), in certain circumstances cancel effective upon the date of the consummation of any corporate transaction described in Subsection 10(d) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

(c) Upon termination of the Optionee’s employment as described in this Section 9, or otherwise, any Option (or portion thereof) of the Optionee not previously vested or not yet exercisable pursuant to Section 8 of this Plan or the vesting schedule set forth in such Option shall be immediately canceled.

10. Adjustment of Shares.

(a) If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of Shares (other than any such exchange or issuance of Shares through which Shares are issued to effect an acquisition of another business or entity or the Company’s purchase of Shares to exercise a “call” purchase option), then and in such event:

(i)\ appropriate adjustment shall be made in the maximum number of Shares available for grant under this Plan, so that the same percentage of the Company’s issued and outstanding Shares shall continue to be subject to being so optioned and awarded;

(ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share (or stock appreciation right base price) thereof then subject to any outstanding Option (or stock appreciation right), so that the same percentage of the Company’s issued and outstanding Shares shall remain subject to purchase (or appreciation) at the same aggregate exercise price; and

(iii) such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

(b) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the Option price or the number of Shares subject to the Options, or both, when, in the Committee’s sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsection 10(d) hereof.

(c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale, or upon the exercise of rights or warrants to subscribe therefor or purchase such Shares, or upon conversion of obligations of the Company into such Shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price (or stock appreciation right base price) of Shares then subject to outstanding Options (or stock appreciation rights) granted under this Plan.

(d) Without limiting the generality of the foregoing, the existence of outstanding Options or other awards granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock that would rank senior to or above the Shares subject to outstanding Options; (iv) any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

(e) In the event of any corporate transaction described in subsection (d) above that does not provide or result in the continuation, assumption or substitution of Options (and stock appreciation rights, if applicable), the Committee may, in the exercise of its sole discretion, declare that any Option (or stock appreciation right) shall terminate as of a date fixed by the Board and give each Optionee (or stock appreciation right holder) the right to exercise his or her Option (or stock appreciation right). In such case, the Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee thereof.

11. Transferability. No Option or stock appreciation right granted hereunder shall be sold, pledged, assigned, hypothecated, disposed or otherwise transferred by the Optionee or stock appreciation right recipient other than by will or the laws of descent and distribution, unless otherwise authorized by the Board, and no Option or stock appreciation right shall be exercisable during the Optionee’s or stock appreciation right recipient’s lifetime by any person other than the Optionee or stock appreciation right recipient.

12. Issuance of Shares. As a condition of any sale or issuance of Shares upon exercise of any Option or stock appreciation right, or issuance of Shares pursuant to restricted stock awards, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

(i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares;

(ii) an agreement and undertaking to comply with all of the terms, restrictions and provisions set forth in any then applicable stockholders’ agreement relating to the Shares, including, without limitation, any restrictions on transferability, any rights of first refusal and any option of the Company to “call” or purchase such Shares under then applicable agreements, and

(iii) any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

13. Stock Appreciation Rights. The Committee may grant stock appreciation rights to Employees, either in tandem with Options that have been or are granted under the Plan or with respect to a number of Shares on which an Option is not granted. A stock appreciation right shall entitle the holder to receive, with respect to each Share as to which the right is exercised, payment in an amount equal to the excess of the Share’s Fair Market Value on the date the right is exercised over its Fair Market Value on the date the right was granted. Such payment may be made in cash or in Shares valued at the Fair Market Value as of the date of exercise, or partly in cash and partly in Shares, as determined by the Committee in its sole discretion. No Employee may be granted in any calendar year stock appreciation rights with respect to more than one million five hundred thousand (1,500,000) Shares. The Committee may establish a maximum appreciation value payable for stock appreciation rights.

14. Restricted Stock Awards. The Committee may grant to Employees restricted stock awards under the Plan in Shares or denominated in units of Shares. The Committee, in its sole discretion, may make such awards subject to conditions and restrictions, as set forth in the instrument evidencing the award, which may be based on continuous service with the Company or a Subsidiary or the attainment of certain performance goals related to profits, profit growth, cash-flow or shareholder returns, where such goals may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time. No more than 500,000 restricted stock Shares or units may be awarded under this Plan.

15. Administration of this Plan.

(a) This Plan shall be administered by the Committee, which shall consist of not less than two Directors. The Committee shall have all of the powers of the Board with respect to this Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

(b) Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion, to: (i) grant Options and other awards, (ii) determine the exercise price per Share at which Options may be exercised, (iii) determine the individuals to whom, and time or times at which, Options and other awards shall be granted, (iv) determine the number of Shares to be represented by each Option and other award, (v) determine the terms, conditions and provisions of each Option and other award granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option, (vi) defer (with the consent of the Optionee) or accelerate the exercise date of any Option, and (vii) make all other determinations deemed necessary or advisable for the administration of this Plan, including re-pricing, canceling and regranting Options.

(c) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan. The Committee’s determinations and its interpretation and construction of any provision of this Plan shall be final, conclusive and binding upon all Optionees and other holders of awards granted under this Plan.

(d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting of the Committee or (ii) without a meeting by the unanimous written approval of the members of the Committee.

(e) No member of the Committee, or any Officer or Director of the Company or its Subsidiaries, shall be personally liable for any act or omission made in good faith in connection with this Plan.

16. Incentive Options for 10% Stockholders. Notwithstanding any other provisions of this Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its Subsidiary) at the date of grant unless the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

17.  Interpretation.

(a) This Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.

(b) This Plan shall be governed by the laws of the State of New York.

(c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.

(d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

(e) Time shall be of the essence with respect to all time periods specified for the giving of notices to the Company hereunder, as well as all time periods for the expiration and termination of Options in accordance with Section 9 hereof (or as otherwise set forth in an option agreement).

18. Amendment and Discontinuation of this Plan. Either the Board or the Committee may from time to time amend, suspend or terminate this Plan or amend any Option without the consent or approval of the stockholders of the Company; provided, however, that, except to the extent provided in Section 9, no amendment, suspension or termination of this Plan or amendment of any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

19. Termination Date. This Plan shall terminate 10 years after the date of initial adoption of the Plan by the board of directors of Kevcorp Services, Inc., unless otherwise terminated earlier by the Board or the Committee.

20. Shareholder Approval. Notwithstanding anything in this Plan to the contrary, (a) no Option shall be treated as an Incentive Stock Option unless shareholder approval of the Plan has been obtained in compliance with Section 422(b) of the Code and the treasury regulations issued thereunder, and (b) no Option granted before shareholder approval of the Plan is obtained in compliance with Treasury regulation Section 1.162-27(e)(4) shall be treated as qualified performance-based compensation pursuant to Section 162(m)(4)(C) of the Code or Treasury regulation Section 1.162-27(e).